UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

On July 31, 2023, Forte Biosciences, Inc. (the “Company”) was informed by Mayer Hoffman McCann P.C. (“MHM”), the Company’s current independent registered public accountant, that MHM would not stand for re-appointment for the fiscal year ending December 31, 2024. MHM will cease to serve as the Company’s independent registered public accountant upon the earliest of (i) the appointment of a new independent registered public accounting firm, (ii) the date of the filing of the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, or (iii) April 1, 2024. In light of MHM’s determination, the Audit Committee of the Company’s Board of Directors will initiate a process to select a new firm to serve as the Company’s independent registered public accountant.

MHM’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2021 and 2022, and during the subsequent interim period through August 4, 2023, there were no (a) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MHM’s satisfaction, would have caused MHM to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K with respect to the Company other than in connection with management’s conclusions in its annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission on March 31, 2023 (as amended), that the Company had ineffective controls to sufficiently review the completeness and accuracy of the annual tax provision.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided MHM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from MHM a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of MHM’s letter dated August 4, 2023, is attached as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter of Mayer Hoffman McCann P.C. to the Securities and Exchange Commission, dated August 4, 2023.

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: August 4, 2023	By:	/s/ Antony Riley
Antony Riley Chief Financial Officer